UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2016

VII Peaks Co-Optivist Income BDC II, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-54615	45-2918121
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

4 Orinda Way, Suite 125-A Orinda, California	94563
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (855) 889-1778

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Registrant’s annual meeting of shareholders was scheduled to be held on November 14, 2016.  The Registrant did not receive a quorum of shareholders in order to conduct business at the meeting, and as a result the Registrant’s board of directors approved the adjournment of the meeting to Monday, December 12, 2016.  Attached as Exhibit 99.1 is a notice of adjournment of the meeting that will be sent to all shareholders.

Item 9.01 Exhibits.

(d) Exhibits:

Exhibit Number Description

99.1 Company Release, dated November 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VII Peaks Co-Optivist Income BDC II, Inc.
November 17, 2016
	By:	/s/ Gurpreet S. Chandhoke Gurpreet S. Chandhoke Chairman of the Board of Directors, Chief Executive Officer and President